                                                            Exhibit 10.26

                             MODIFICATION AGREEMENT
                                TO SYNDICATE LOAN



                                        TO


                                BRE PROPERTIES, INC.



                                 MADE BY VARIOUS
                              FINANCIAL INSTITUTIONS
                                      WITH
                              BANK OF AMERICA NT & SA
                                     AS AGENT

                             MODIFICATION AGREEMENT
                                TO SYNDICATE LOAN


     This Modification Agreement ("Agreement") is made as of April 4,
1996, by BRE PROPERTIES, INC., a Maryland corporation ("Borrower"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BofA"); and the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually a "Bank").

                               FACTUAL BACKGROUND

     A. Banks agree to make a loan (the "Loan") to the Borrower in accordance with an Unsecured Line of Credit Loan Agreement dated April 4, 1996 (the "Loan Agreement"). Capitalized terms used herein without definition have the meanings given in the Loan Agreement. The Loan is evidenced by a Note dated April 4, 1996 in the stated principal amount of $70,000,000. Each of the Banks, including BofA, will have a direct lender relationship with the Borrower in accordance with the Loan Documents, as hereby amended. The Banks wish to designate BofA as their Agent in this syndicated Loan. Because BofA is both an individual Bank in the syndicate as well as agent for all of the Banks in the syndicate, the parties wish to modify certain defined terms in the Loan Documents.

     B. The Borrower, BofA and the other Banks wish to modify the Loan Documents as set forth herein.

                                    AGREEMENT

     Therefore, the Borrower and Banks agree as follows:

     1. RECITALS. The recitals set forth above in the Factual Background are correct.

     2. DEFINITIONS. As used herein, the following words have the meanings indicated.

          "ADVANCE" means any advance of Loan proceeds made pursuant to the terms of the Loan Documents.

          "AFFILIATE" means, as to any Person, any other Person, which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract or otherwise.

          "AGENT" means BofA in its capacity as agent for the Banks hereunder, and any successor agent.

          "AGENT-RELATED PERSONS" means BofA and any successor agent hereunder, together with their respective Affiliates and the officers, directors, employees and agents of such Persons.

          "AGENT'S PAYMENT OFFICE" means the address for payments set forth herein for the Agent, or such other address as the Agent may specify.

          "BANK" has the meaning specified in the introductory sentence of this Agreement; BofA in its capacity as a lender hereunder is one of the

                                      -ii-
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     Banks.

          "BofA" means Bank of America National Trust and Savings Association, a national banking association.

          "CAPITAL ADEQUACY REGULATION" means any guideline or directive of any central bank or other Governmental Authority, or any other law, rule or regulation regarding capital adequacy of a Bank or of any corporation controlling a Bank.

          "COMMITMENT" means the amount of the Loan for which each Bank is obligated.

          "ELIGIBLE ASSIGNEE" means (i) a commercial bank or investment bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a Person that is primarily engaged in the business of commercial banking and is an Affiliate of a Bank; and (iii) any other Person approved by Majority Banks and Agent.

          "FEDERAL FUNDS RATE" means, for any day, the rate published by the Federal Reserve Bank of New York for the preceding Banking Day as "Federal Funds (Effective)"; (or, if not published, the arithmetic mean of the rates for overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day quoted by three brokers of Federal Funds in New York City as determined by the Agent).

          "INDEMNIFIED LIABILITIES" has the meaning given in Section 15 entitled "Indemnification by the Borrower".

          "INDEMNIFIED PERSON" has the meaning given in Section 15 entitled "Indemnification by the Borrower".

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GOVERNMENTAL AUTHORITY" means any government, state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any entity owned or controlled through capital ownership or otherwise by any of the foregoing.

          "LENDING OFFICE" means, as to any Bank, the office specified as its Lending Office on Schedule I or as the Bank may designate to the Borrower and the Agent.

          "LOAN DOCUMENTS" means the Loan Agreement, the Note and any other documents designated as "Loan Documents" in the Loan Agreement. This Modification Agreement is a Loan Document.

          "MAJORITY BANKS" means, at any time, a Bank or Banks then holding in excess of 66-2/3% of the then aggregate unpaid principal amount of the Loan (or, if no principal amount is then outstanding, having in excess of 66-2/3% of the Commitments).

          "NOTE" means a promissory note executed by the Borrower in favor of a Bank or the Agent on behalf of the Banks in connection with this

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Loan.

          "NOTICE OF BORROWING" means a notice as described in the Loan
     Agreement.

          "OBLIGATIONS" means all advances, debts, liabilities, obligations and covenants arising under any Loan Document owing by the Borrower to any Bank, the Agent or any Indemnified Person, whether absolute or contingent, due or to become due, now existing or hereafter arising.

          "PERSON" means any natural person, employee, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other non-governmental entity, or any Governmental Authority.

          "PRO RATA SHARE" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal rounded to the fifth decimal place) at such time of such Bank's share of the Loan.

          "SUBSIDIARY" of a Person means any other Person of which 50% or more of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

     3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows, subject to the terms and conditions hereof:

          (a) The Note is modified so that "Bank" means the Agent acting as agent for the Banks, except that the reference to "Bank" in Section 18 of the Note and Paragraph 5 of Exhibit B to the Note is modified to mean "Banks".

          (b) The Loan Agreement is modified so that "Bank" means the Agent acting as agent for the Banks, except that the reference to "Bank" in Sections 9.8 and 9.9 of the Loan Agreement is modified to mean "Banks".

     4.   THE CREDIT.

          (a) Subject to the terms and conditions hereof, each Bank agrees to fund its Pro Rata Share of each Advance of Loan proceeds from time to time until the maturity date of the Loan. Such Loan proceeds shall be delivered to the Borrower in accordance with the provisions of the Loan Documents.

          (b) The Borrower and each Bank acknowledge that, as of the date of this Agreement, the Loan and the amount outstanding, and each Bank's Pro Rata Share of the Loan, are:

            (i)   The Loan:                               $70,000,000

            (ii)  Total Current Outstanding Principal:    $         0
                                                           ----------

            (iii) Total Accrued and Unpaid Interest:      $         0
                                                           ----------

            (iv) On the Effective Date of this Agreement, each Bank's Pro Rata Share of the Loan shall be:

                        BofA:                              78.57143%

                        Manufacturers Bank:                21.42857%



          (c) Each Bank shall become vested with its Pro Rata Share of the Loan upon execution and delivery of the required documents and upon payment of

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its Pro Rata Share of the principal balance of the Loan outstanding and any other fees, costs or expenses due hereunder or pursuant to another agreement. Upon such payment, the respective interests of each Bank in the Loan Documents and the other rights and claims with respect to the Loan shall be of equal priority with one another, except as otherwise expressly provided.

          (d)  A complete set of Loan Documents shall be held by Agent.

          (e)  A Bank which is not the Agent shall have no interest in any
(i) property taken as security for any other loan or financial accommodation made or furnished to the Borrower by Agent (in which the Bank has not acquired an interest); (ii) property now or hereafter in Agent's possession or under Agent's control other than by reason of the Loan Documents; or (iii) deposits which may be or might become security for the Borrower's Obligations by reason of the general description contained in any instrument not a Loan Document held by the Agent or by reason of any right of setoff, counterclaim, banker's lien or otherwise. If, however, such property shall actually be applied to the payment of amounts owing by the Borrower in connection with the Loan, then each Bank shall be entitled to its Pro Rata Share, if any, of such application to the Loan.

          (f) All the parties agree that, except as may be otherwise expressly provided, all of the interest rates for the Loan are those of and are calculated in accordance with the requirements and any applicable assessments of the Agent, regardless of which Bank is making an Advance or receiving a payment thereon.

     5.   APPOINTMENT AND AUTHORIZATION OF AGENT.

          (a) Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto and as further provided in the Co-Lender Agreement described below.

          (b) Subject to the limitations set forth in the Loan Documents and Co-Lender Agreement, Agent's powers include but are not limited to the power:
(i) to administer, manage and service the Loan; (ii) to enforce the Loan Documents; (iii) to make all decisions under the Loan Documents in connection with the day-to-day administration of the Loan, any inspections authorized by the Loan Documents, and other routine administration and servicing matters;
(iv) to collect and receive from the Borrower or any third persons all payments of amounts due under the terms of the Loan Documents and to distribute the amounts thereof to the Banks; (v) to collect and distribute or disburse all other amounts due under the Loan Documents; (vi) to grant or withhold consents, approvals or waivers, and make any other determinations in connection with the Loan Documents; and (vii) to exercise all such powers as are incidental to any of the foregoing matters. Agent shall furnish to Banks copies of material documents, including confidential ones, received from the Borrower regarding the Loan, the Loan Documents and the transactions contemplated thereby. Agent shall have no responsibility with respect to the authenticity, validity, accuracy or completeness of the information provided.

          (c) Notwithstanding any provision to the contrary contained in any Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth in the Loan Documents or the Co-Lender Agreement, nor shall the Agent have any fiduciary relationship with any Bank, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document against the Agent.

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          (d)  The Borrower acknowledges that the Banks have executed a
Co-Lender Agreement to supplement the Loan Documents with respect to the relationship of the Banks and the Agent among themselves in connection with the Loan. The Co-Lender Agreement is not a Loan Document.

          (e) The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks, a successor agent from among the Banks. Upon the acceptance of appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent, and the retiring Agent's appointment, powers and duties as Agent shall terminate. After any retiring Agent's resignation hereunder as Agent, the provisions regarding payment of costs and expenses and indemnification of Agent shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent.

     6. LOAN ACCOUNTS. The Advances made by each Bank shall be evidenced by one or more loan accounts or records maintained by such Bank and Agent in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loan made by the Banks to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loan.

     7.   PROCEDURE FOR BORROWING.

          (a) Each Borrowing shall be made upon the Borrower's irrevocable written notice delivered to the Agent in accordance with the Loan Agreement.

          (b) The Agent will promptly notify each Bank of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that borrowing. Banks acting through Agent shall disburse the Loan as provided in the Loan Agreement.

          (c) Each Bank will make the amount of its Pro Rata Share of each borrowing available to the Agent for the account of the Borrower at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the borrowing date requested by the Borrower in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Borrower by the Agent by wire transfer in accordance with written instructions provided to the Agent by the Borrower.

          (d) Unless the Agent receives notice from a Bank at least one Banking Day prior to the date of a borrowing that such Bank will not make available to the Agent when required the amount of that Bank's Pro Rata Share of the borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the borrowing date.

          (e) The failure of any Bank to make any Advance on any borrowing date shall not relieve any other Bank of any obligation hereunder to make an Advance on such borrowing date, but no Bank shall be responsible for the failure of any other Bank to make its Advance on the borrowing date.

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     8.   CONTRACT RATE ELECTIONS.

          (a) The Borrower may elect applicable interest rates in accordance with the requirements, terms and conditions set forth in the Note upon irrevocable written notice to the Agent to be received by the Agent on the appropriate day not later than 9:30 a.m. (San Francisco time).

          (b) The Agent will promptly notify each Bank of receipt of an election of the Contract Rate. If no timely notice is provided by the Borrower, the Agent will promptly notify each Bank of any automatic conversion to Reference-based Rate. All rate elections and conversions shall be made ratably according to the respective outstanding principal amounts of the Loan held by each Bank with respect to which the notice was given.

     9.   FEES.

          (a) AGENCY FEE. The Borrower shall pay an agency fee to the Agent for the Agent's own account, as set forth in a separate letter understanding between the Agent and the Borrower.

          (b) OTHER FEES. The Borrower shall pay to the Agent for the account of each Bank the commitment fee and the Unused Commitment Fee as set forth in Section 2.1 of the Loan Agreement and any extension fee payable under Section 22 of the Note.

     10.  PAYMENTS BY THE BORROWER.

          (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise provided, all payments by the Borrower shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in U.S. dollars and in immediately available funds, in accordance with the Loan Documents. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as may be agreed by a Bank) of such payment in like funds as received. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Banking Day and any applicable interest or fee shall continue to accrue.

          (b) To the extent that the Borrower makes a payment to the Agent or the Banks, or the Agent or the Banks exercise the right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including by any settlement) to be repaid to a trustee, receiver, the Borrower or any other party, in connection with any Insolvency Proceeding or otherwise, then (i) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (ii) each Bank severally agrees to pay to the Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Agent.

          (c) Agent shall have the exclusive right to collect on the Loan from the Borrower or any guarantors, third parties, or otherwise including principal, interest, fees or any prepayment premiums, whether such amounts are received directly from the Borrower, any guarantors, or other persons, or are collected by offset by Agent against the money or other property of the Borrower or any guarantors deposited at or held by Agent, or other enforcement of the Loan Documents. No Bank shall independently initiate any judicial action or equivalent action or other proceeding against the Borrower with respect to the Loan.

     11. PREPAYMENTS, TERMINATION OR REDUCTION OF LOAN. In the event the Borrower elects to prepay the Loan in whole or in part in accordance with the

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Loan Documents, the Agent will promptly notify each Bank of such notice and of each Bank's Pro Rata Share of such prepayment. Any reduction or termination of the Loan shall be applied to each Bank according to its Pro Rata Share. All accrued unused commitment fees up to but not including the effective date of any reduction or termination of the Loan shall be payable on the effective date of such reduction or termination.

     12. USURY. If a court ultimately determines that the Loan (or an Advance) violates applicable usury law, then (a) the Borrower shall not be required to pay to a Bank interest on the Loan (or the Advance) at a rate in excess of the maximum rate that may be lawfully charged under applicable law; and (b) in the event that any Bank shall collect interest or other monies which are deemed to constitute interest which would increase the effective interest rate on the Loan (or an Advance) to a rate in excess of that permitted by applicable law, such excess interest shall, at the option of said Bank, be returned to the Borrower or credited against the principal balance of the Loan (or Advance) then outstanding; (c) provided, however, that if a usury law applies to one or more but not all Banks, then the Banks not affected by the usury law shall be entitled to the full amount of interest from the Borrower under the Loan Documents even though other Banks may receive or retain less due to the usury law.

     13. INCREASED COSTS AND REDUCTION OF RETURN. If any Bank shall have determined that a change in or compliance with any Capital Adequacy Regulation affects the amount of capital required to be maintained by the Bank or any Person controlling the Bank, and such Bank determines that the amount of such required capital is increased as a consequence of the Loan or other obligations under the Loan Documents taking into consideration such Bank's or such Person's policies with respect to capital adequacy and desired return on capital, then, upon demand of such Bank to the Borrower through the Agent, the Borrower shall pay to the Bank an additional amount sufficient to compensate the Bank for such increase.

     14. COSTS AND EXPENSES. The Borrower shall pay or reimburse the Agent and each Bank within five Banking Days after demand for all costs and expenses (including legal fees) incurred by them in connection with:

          (a) the preparation, administration and execution of any Loan Document and any amendment, supplement, waiver or modification and any other documents prepared in connection herewith or therewith, (whether or not the particular Loan, transaction or document is consummated), including reasonable legal fees incurred by BofA (including as Agent) with respect thereto; and

          (b) the enforcement or preservation of any rights or remedies under any Loan Document with respect to an Event of Default (including any "workout" or restructuring of the Loan, and any Insolvency Proceeding, judicial proceeding or arbitration).

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

     15. INDEMNIFICATION BY THE BORROWER. The Borrower shall indemnify, defend and hold the Agent-Related Persons, each Bank and each of its respective officers, directors, employees and agents (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, actions, judgments, costs and expenses (including legal fees) which may be incurred by or asserted against any such Person arising out of or relating to the Loan or the Loan Documents or any document or transaction or action taken or not by any such Person in connection with any of the foregoing, including any investigation, arbitration, litigation, Insolvency Proceeding or other proceeding whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section 15 shall survive payment of all other Obligations.

     16.  ASSIGNMENTS, PARTICIPATIONS, ETC.

          (a) A Bank may at any time assign to one or more Eligible Assignees (each an "Assignee") with the written consent of the Borrower (other than during the existence of an Event of Default) and of the Agent (at all times), which consent shall not be unreasonably withheld (provided that no written consent shall be required for an Eligible Assignee that is an Affiliate of such assignor Bank) all or part of its Pro Rata Share of the Loan and the other rights and obligations of such assignor Bank hereunder, in a minimum amount of $5,000,000; provided, however, that no such assignment shall be permitted if the effect thereof is to cause the remaining Commitment of the assignor Bank to be less than $15,000,000. However, such assignment shall be conditioned on, and the Borrower and the Agent may continue to deal solely and directly with such assignor Bank until, (i) written notice of such assignment, substantially in the form of the attached Exhibit A shall have been given to the Borrower and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Agent and the Borrower an Assignment and Assumption Agreement substantially in the form of the attached Exhibit B ("Assignment and Assumption Agreement") (together with any Note(s) subject to such assignment); and (iii) the Assignee has paid to the Agent a processing fee in the amount of $5,000.

          (b) From the date that the Agent notifies the assignor Bank that all conditions and requirements of the assignment have been met, then to the extent that rights and obligations hereunder have been assigned (i) the Assignee thereunder shall be a party hereto and shall have the rights and obligations of a Bank under the Loan Documents and the Co-Lender Agreement,
(ii) the assignor Bank shall relinquish such assigned rights and be released from such assigned obligations under the Loan Documents, (iii) this Agreement shall be deemed to be amended to the extent necessary to reflect the addition of the Assignee and the resulting adjustment of the Pro Rata Shares of the Loan arising therefrom, and (iv) the Pro Rata Share allocated to an Assignee shall reduce the Pro Rata Share of the assigning Bank.

          (c) A Bank (the "originating Bank") may sell to one or more Persons not Affiliates of the Borrower (a "Participant") participating interests in the Loan; provided that (i) the originating Bank's obligations under the Loan Documents and the Co-Lender Agreement shall remain unchanged,
(ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Bank in connection with the Loan and Loan Documents, (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment, consent or waiver with respect to any Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks, and (v) each participating interest shall be in a minimum amount of $5,000,000,

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and no such participation shall be permitted if the non-participated interest of the originating Bank would thereafter be less than $15,000,000. A Participant shall not have any rights under the Loan Documents or the Co-Lender Agreement, and all amounts payable by the Borrower hereunder shall be determined as if the originating Bank had not sold such participation.

          (d) Notwithstanding any other provision, a Bank may pledge its interest in the Loan in favor of any Federal Reserve Bank in accordance with Federal law.

     17. PUBLICITY. Each Bank may refer to the Loan in its own promotional and advertising materials. The Borrower shall not identify a Bank as a lender, except with such Bank's prior written consent, provided through the Agent in each instance.

     18. CONDITIONS PRECEDENT. In addition to the conditions precedent set forth in Section 4 of the Loan Agreement, the obligation of each Bank under the Loan Documents is subject to the further condition that the Agent has received reimbursement of all costs and expenses incurred by Agent in connection with this Agreement, including legal fees and expenses of Agent's counsel, and the costs for services of Agent's in-house staff, such as legal services. Such costs and expenses are in addition to the amounts payable by the Borrower under this Section 18.

     19. CONDITIONS TO ALL BORROWINGS. The obligation of each Bank to make an Advance (including its initial disbursement) is subject to the satisfaction on the relevant borrowing date of the conditions set forth in the Loan Documents.

     20. AUTHORIZATION AND ENFORCEABILITY REPRESENTATIONS. Each Bank, Agent and the Borrower hereby represents to the other parties hereto that all necessary action has been taken to authorize it to execute and to perform its obligations under the Loan Documents, and that the Loan Documents are binding and enforceable against it.

     21. CONSENT TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA, OR OF THE UNITED STATES FOR THE NORTHERN OR CENTRAL DISTRICTS OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, AGENT AND EACH BANK CONSENTS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, AGENT AND EACH BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING BASED ON VENUE OR FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN CONNECTION WITH THE LOAN. THE BORROWER, AGENT AND EACH BANK WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS WHICH MAY BE MADE BY OTHER MEANS UNDER APPLICABLE LAW.

     22. INCORPORATION. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.

     23. NO IMPAIRMENT. As specifically hereby amended, the Loan Documents shall remain in full force and effect. This Agreement shall not prejudice any rights or remedies of Banks under the Loan Documents. Banks reserve, without limitation, all rights which they have against any guarantor or indemnitor.

     24. INTEGRATION. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of their agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. The Co-Lender Agreement addresses matters among the Banks and the Agent and is intended by the Banks and Agent to supplement and be compatible with and not abrogate the Loan Documents, and the Borrower's rights, obligations and liabilities shall not be diminished or increased by the Co-Lender Agreement.

     25. ELECTRONIC NOTICES. Any agreement of the Agent to receive certain notices from the Borrower or Banks by telephone or facsimile is solely for their convenience and at their request. The Agent shall be entitled to rely on the authority of any Person giving such notice and the Agent shall not have any liability to the Borrower, any Bank or other Persons on account of any action taken or not taken by the Agent in reliance upon such telephonic or facsimile notice.

     26.  NOTICES.

          Notices shall be sent to the following addresses:

          To the Borrower:

          BRE Properties, Inc.
          One Montgomery Street
          Telesis Tower, Suite 2500
          San Francisco, CA 94104
          Attn:  LeRoy E. Carlson
          Phone: (415) 445-6561
          Fax:   (415) 445-6505

          To BofA as Bank:

          Bank of America National Trust
            and Savings Association
          Commercial Real Estate Services /
            National Accounts 9105
          50 California Street
          11th Floor
          San Francisco, CA  94111
          Attention:  Janice L. Sears
          Phone:  (415) 445-4448
          Fax:    (415) 445-4154

          To BofA as Agent:

          Bank of America National Trust
            and Savings Association
          Agency Management Services #5596
          1455 Market Street, 12th Floor
          San Francisco, CA  94103
          Attention:  David Price
          Phone:  (415) 436-3496
          Fax:    (415) 436-2700

          To Manufacturers Bank:

          Manufacturers Bank
          Real Estate Industries Division
          515 So. Figueroa Street
          Suite 1230
          Los Angeles, CA 90071
          Attention:  Irene Iwamoto
          Phone:  (213) 489-8715
          Fax     (213) 489-6244

     27. MISCELLANEOUS. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be illegal or unenforceable, that portion shall be deemed severed from the rest which shall remain in full force and effect. As used herein, the word "include(s)" means "includes(s), without limitation," and the word "including" means "including, but not limited to." Schedule I and Exhibits A and B are attached to this Agreement and are incorporated in this Agreement by this reference.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT.

                      BRE PROPERTIES, INC.

                      By:
                         ____________________________
                           Frank C. McDowell
                           President & Chief Executive Officer

                      By:
                         ____________________________
                           LeRoy E. Carlson
                           Secretary & Chief Financial Officer


                      BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION, AS A BANK

                      By:
                         ____________________________
                              Janice L. Sears
                              Vice President


                      MANUFACTURERS BANK, AS A BANK

                      By:
                         ____________________________
                      Title:
                            _________________________


                      BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION, AS AGENT

                      By:
                         ____________________________
                      Title:
                            _________________________

                                   SCHEDULE I

                            LENDING OFFICES OF BANKS

BOFA:

          Bank of America National Trust
            and Savings Association
          Commercial Real Estate Services /
            National Accounts 9105
          50 California Street
          11th Floor
          San Francisco, CA  94111
          Attention:  Janice L. Sears
          Phone:  (415) 445-4448
          Fax:    (415) 445-4154


MANUFACTURERS BANK:

          Manufacturers Bank
          Real Estate Industries Division
          515 So. Figueroa Street
          Suite 1230
          Los Angeles, CA  90071
          Attention:  Irene Iwamoto
          Phone:  (213) 489-8715
          Fax:    (213) 489-6244

                             MODIFICATION AGREEMENT
                                TO SYNDICATE LOAN



                                        TO


                                BRE PROPERTIES, INC.



                                 MADE BY VARIOUS
                              FINANCIAL INSTITUTIONS
                                      WITH
                              BANK OF AMERICA NT & SA
                                     AS AGENT

                                                                       EXHIBIT A


               NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                                   _______ , 199_

Bank of America National Trust
  and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attn: Agency Management Services #5596


[NAME AND ADDRESS OF BORROWER]



Ladies and Gentlemen:

     We refer to the Unsecured Line of Credit Loan Agreement dated ________, 1996 (as amended or modified, the "Loan Agreement") among BRE PROPERTIES, INC. (the "Borrower"), the Banks referred to therein and Bank of America National Trust and Savings Association, as agent for the Banks (the "AGENT").
 Terms not defined herein have the meanings given in the Loan Documents and Co-Lender Agreement.

     1. We hereby give you notice of and request your consent to the assignment by _______________ (the "ASSIGNOR") to ___________________ (the
"ASSIGNEE") of part of the right, title and interest of the Assignor in and to the Loan (including all outstanding Advances made by the Assignor) pursuant to the Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") attached hereto. Before giving effect to such assignment, the Assignor's Pro Rata Share of the Loan was __%, its Commitment was $_______________ and the amount of its outstanding Advances was $_________. After giving effect to this Assignment, Assignee's Pro Rata Share of the Loan is __%, its Commitment is $_____________, and its share of outstanding Advances is $______________; Assignor's remaining Pro Rata share of the Loan is __%, its remaining Commitment is $_____________, and its remaining share of the outstanding Advances is $____________.

     2. The Assignee agrees that upon receiving the consent of the Agent and, if required, the Borrower to such assignment, the Assignee will be bound by the terms of the Loan Documents and Co-Lender Agreement as fully and to the same extent as if the Assignee were a Bank originally holding such interest in the Loan Documents and Co-Lender Agreement.

     3.   The following administrative details apply to the Assignee:

     (A)  Notice Address:

     Assignee name:
                          _____________________________________________
     Address:
                          _____________________________________________
     Attention:
                          _____________________________________________
     Telephone:             (     )
                          _____________________________________________
     Facsimile:             (     )
                          _____________________________________________
     Telex (Answerback):
                          _____________________________________________

     (b)  Payment Instructions:

     Account No.:
                          _____________________________________________
     At:
                          _____________________________________________
                          _____________________________________________
     Reference:
                          _____________________________________________
     Attention:
                          _____________________________________________

     4. You are entitled to rely upon the provisions contained in the Assignment and Assumption Agreement executed by the Assignor and Assignee.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Notice of Assignment and Acceptance as of the date first above mentioned.

                                   Very truly yours,

                                   [ASSIGNOR]

                                   By:
                                       __________________________
                                   Title:
                                         ________________________

                                   [ASSIGNEE]

                                   By:
                                       __________________________
                                   Title:
                                         ________________________

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Agent



By:
   ________________________________
Its:
    _______________________________

[BRE PROPERTIES, INC.

By:
   ________________________________
Its:
    _______________________________]

                                                                       EXHIBIT B





                           ASSIGNMENT AND ASSUMPTION AGREEMENT

                                       BETWEEN

                            _________________________________
                                      Assignor

                                        and


                            _________________________________,
                                      Assignee




        _______________________________________________________________________
        _______________________________________________________________________



                             Entered into as of __________, 199_

                                with respect to a loan to

                                   BRE PROPERTIES, INC.

                                TABLE OF CONTENTS

SECTION                  DESCRIPTION                                        PAGE
-------                  -----------                                        ----

   1.          Assignment and Assumption                                       1

   2.          Payments                                                        2

   3.          Reallocation of Payments                                        2

   4.          Independent Credit Decision                                     2

   5.          Effective Date; Notices; Notes                                  2

   6.          Agent                                                           3

   7.          Withholding Tax                                                 3

   8.          Representations and Warranties                                  3

   9.          Further Assurances                                              4

  10.          Indemnity                                                       4

  11.          Miscellaneous                                                   4

SCHEDULE I

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       ___________________________________


     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of _________________, 199_ is made between ______________________________ (the
"Assignor") and _____________________________ (the "Assignee").

                                    RECITALS
                                    ________

     WHEREAS, the Assignor is party to an Unsecured Line of Credit Loan Agreement dated _____________, 1996 among BRE PROPERTIES, INC. (the "Borrower") and Bank of America Trust and Savings Association, a Modification Agreement dated ___________, 1996 among Borrower and the lenders named therein including the Assignor (the "Banks"), and a Co-Lender Agreement dated ____________, 1996 among the Banks. The term "Loan Documents" is defined in the Loan Agreement and the amendments and modifications thereto. Terms not defined herein have the meanings given to them in the Loan Documents and Co-Lender Agreement;

     WHEREAS, the Loan Documents provide for a loan (the "Loan") to the Borrower in an amount not to exceed $70,000,000; and the Assignor's Commitment as of the date of this Agreement (but before this Assignment) is $______________;

     WHEREAS, [the Assignor has made Advances under the Loan Documents in the aggregate outstanding principal amount of $____________________ to the Borrower] [no Advances are outstanding under the Loan Documents]; and

     WHEREAS, the Assignor wishes to assign to the Assignee part of the rights and obligations of the Assignor under the Loan Documents in an amount equal to $___________ (the "Assigned Amount")* on the terms listed on Schedule I hereto and subject to the conditions set forth herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and conditions;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   ASSIGNMENT AND ASSUMPTION.

          (a) As of the Effective Date (defined below), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Amount, which includes Assignor's interest in the Loan and any outstanding Advances and which shall be equal to _________ percent (__%) (the "Assignee's Pro Rata Share") of the Loan. The assignment set forth in this Section 1(a) shall be without recourse to or representation or warranty by the Assignor (except as expressly provided in this Agreement).

          (b) As of the Effective Date, the Assignee shall be a party to the Loan Documents and Co-Lender Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Loan Documents, with an interest in the Loan equal to the Assigned Amount. The Assignee agrees that it will perform all of the obligations required to be performed by it as a Bank under the Loan Documents and the Co-Lender Agreement. The Pro Rata Share of the Loan of the Assignor shall, as of the

_____________________

        (*) Assigned Amount shall not be less than $5,000,000, nor amount retained by Assignor less than $12,500,000.

Effective Date, be reduced by an amount equal to the Assigned Amount, and the Assignor shall relinquish its rights and be released from its obligations under the Loan Documents to the extent such obligations have been assumed by the Assignee.

          (c) After giving effect to this assignment and assumption, on the Effective Date the Assignee's interest in the Loan will be $______________ with a Pro Rata Share of __%, and the Assignor's remaining interest in the Loan will be $___________ with a remaining Pro Rata Share of __%.

          (d)  This Agreement is not a Loan Document.

     [2.  PAYMENTS.

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $________, representing the Assignee's Pro Rata Share of the principal amount of the Loan outstanding on the Effective Date.

          (b) The Assignee agrees to pay to the Agent a processing or transfer fee in the amount of $_____________.

          (c) The Assignee agrees to pay [Agent as an additional service fee] [the Assignor as additional compensation] a fee in an amount equal to __________ percent (__%) of all interest and fees paid by the Borrower to the Assignee under the Loan Documents. Such fee shall be payable quarterly in arrears on the last business day of _______________, commencing on ___________.]

     3.   REALLOCATION OF PAYMENTS.

          Any interest, fees and other payments accrued up to but excluding the Effective Date with respect to the Loan shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agree that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and will promptly pay to the other party such amounts. [The Assignor and the Assignee's obligations to make the payments referred to in this Section 3 are non-assignable.]

     4.   INDEPENDENT CREDIT DECISION.

          The Assignee acknowledges that it has received a copy of the Loan Documents, the Co-Lender Agreement and such other documents and information as Assignee has deemed appropriate and requested in order to make its own credit and legal analysis and decision to enter into this Agreement, and will continue to make its own credit and legal decisions in taking or not taking action under the Loan Documents independently based on such documents and information as Assignee shall deem appropriate at the time and without reliance upon the Assignor, the Agent or any other Bank.

     5.   EFFECTIVE DATE; NOTICES; NOTES.

          (a) The effective date (the "Effective Date") for this Agreement shall be the date that the following conditions precedent have been satisfied:

               (i) this Agreement shall be executed and delivered by the Assignor and the Assignee to the Agent;

               (ii) the requirements for an effective assignment by a Bank set forth in the Loan Documents and Co-Lender Agreement shall be satisfied with respect to the Assigned Amount including any required consents;

               (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement; and

               (iv) the processing or transfer fee referenced above shall have been paid to the Agent.

          (b) Promptly following the execution of this Agreement, the Assignor shall deliver to the Agent [and Borrower] any notices, agreements or other documents as may be required under the Loan Documents.

     6.   AGENT.

          (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are delegated to the Agent by the Banks pursuant to the terms of the Loan Documents and Co-Lender Agreement.

          (b) If Assignor is the Agent, the Assignee does not assume under this Agreement any duties or obligations held by the Assignor in its capacity as Agent under the Loan Documents or Co-Lender Agreement.

     7.   WITHHOLDING TAX.

          If the Assignee is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof, it agrees that it will furnish the Agent and the Borrower, concurrently with the execution of this Agreement, an appropriate U.S. Internal Revenue Service form regarding exemption from or reduced rate of U.S. federal withholding tax on interest payments under the Loan Documents, unless delivery of such form is not authorized by law.

     8.   REPRESENTATIONS AND WARRANTIES.

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, and performance of this Agreement, and apart from any requirements in the Loan Documents or Co-Lender Agreement, no further action by, or notice to or filing with any Person is required of it for such execution, delivery or performance; and (iv) this Agreement has been fully executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, except as to enforcement, bankruptcy, insolvency, moratorium, and other laws of general application relating to creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in connection with the Loan Documents or Co-Lender Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, Co-Lender Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the

Borrower or the performance or observance by the Borrower of any of its respective obligations under the Loan Documents or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any requirements in the Loan Documents or Co-Lender Agreement, no further action by or notice to or filing with any Person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of the Assignee, enforceable against the Assignee in accordance with the terms hereof, except as to enforcement, bankruptcy, insolvency, moratorium, and other laws of general application relating to creditors' rights and to general equitable principles; and (iv) it is eligible under the Loan Documents to be an assignee of the Loan.

     9.   FURTHER ASSURANCES.

          The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments and take such other action as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents to the Borrower, the Agent which may be required in connection with this assignment and assumption.

     10.  INDEMNITY.

          The Assignee agrees to indemnify and hold harmless the Assignor against any and all losses, costs, expenses (including reasonable attorneys' fees and the cost of any services of in-house legal counsel) and liabilities incurred by the Assignor in connection with or arising from the non-performance by the Assignee of any obligation assumed by the Assignee under this Agreement.

     11.  MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice with respect to any other or further breach hereof.

          (b) All payments made hereunder shall be without any set-off or counterclaim.

          (c) All communications among the parties or notices in connection herewith shall be in accordance with the Loan Documents and Co-Lender Agreement using for the Assignor and the Assignee their respective addresses set forth on the signature pages hereof. The Assignee specifies as its Lending Office the office set forth beneath its name on the signature pages hereof.

          (d) The Assignor and the Assignee each shall pay its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement.

          (e) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and assigns, subject however to the provisions of the Loan Documents and the Co-Lender Agreement.

          (f) This Agreement may be executed in counterparts all of which taken together shall be deemed to constitute one and the same instrument.

          (g) This Agreement shall be governed by the laws of the State of California.

          (h) The provisions of the Loan Documents regarding arbitration shall apply to any controversies or claims between Assignor and Assignee. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any California State or Federal court sitting in the cities of San Francisco or Los Angeles over any suit, action or proceeding arising out of this Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Agreement hereby irrevocably waives any defense of venue or inconvenient forum to the maintenance of such action or proceeding.

          (i) This Agreement integrates all the terms and conditions hereof, constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings related to the subject matter hereof. In the event of any conflict between the terms and conditions of this Agreement and any other document this Agreement shall prevail. In the event of any inconsistency between the provisions of this Agreement and Schedule I hereto, this Agreement shall control. Headings are for reference only and are to be ignored in interpreting this Agreement. The illegality or unenforceability of any provision of this Agreement shall not impair the legality or enforceability of the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Agreement as of the date first above written.

                                          [NAME]
                                  __________________________________
                                      (Assignor)

                                   By:
                                      ______________________________
                                   Title:
                                         ___________________________




                                          [NAME]
                                  __________________________________
                                        (Assignee)


                                   By:
                                      ______________________________
                                   Title:
                                         ___________________________

                                   Assignee's
                                   Lending Office:

                                  __________________________________
                                  __________________________________
                                  __________________________________
                                  __________________________________

                                   SCHEDULE I

                                       TO

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

1.   Borrower:  BRE PROPERTIES, INC.

2.   Date of Loan Agreement:  ___________, 1996

3.   Assignor:
              _______________________________________________
4.   Assignee:
              _______________________________________________
5.   Date of Assignment and Assumption Agreement:

6.   Effective Date:

7.   Assignee's Pro Rata Share:          %
                               __________
8.   Assigned Amount: $
                       __________
9.   Fees: Payment by Borrower      [Part of fee payable by
           to Assignee              Assignee to Assignor]
           ___________________      _______________________

     (i)                  Fee    $        $                [or  %]
         _________________        ______   _______________________
     (ii)                 Fee    $        $                [or  %]
         _________________        ______   _______________________

10.  Fees: Payment by Borrower      [Part of Interest
           to Assignee              Payable By Assignee to
           ___________________      Assignor
                                    ________________________

     (i)  Reference based-
          Rate Loan               $        $                [or  %]
                                   ______   _______________________
     (ii) LIBOR Alternative       $        $                [or  %]
                                   ______   _______________________

11.  Payment Instructions:

     Assignee:
              __________________________
              __________________________

     Assignor:
              __________________________
              __________________________

12. All written and telephone notices to Assignee in connection with the Loan be made shall as follows:

               __________________________
               __________________________
               __________________________
               Attn:
               __________________________
               Tele:
               __________________________
               Fax:
               __________________________

13.  Other Information: